Exhibit 10.40





                            ELCOM INTERNATIONAL, INC.
                   KEY PERSONNEL PROFIT PERFORMANCE BONUS PLAN


     SECTION 1. Purpose. The purpose of the Elcom International, Inc. Key Personnel Profit Performance Bonus Plan (the "Plan") is to provide incentives for key personnel (other than executive officers) whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Elcom International, Inc. (the "Company") and its subsidiaries.

     SECTION 2. Definitions. For the purposes of the Plan, the following terms shall have the meanings indicated:

                  (a) "Aggregate Bonus Pool" shall mean with respect to any Fiscal Year (as defined below) an amount equal to twenty percent (20%) of the Positive Change in Operating Profit (Loss) (as such terms are defined below), if any, minus the aggregate amount payable pursuant to the Executive Officers Plan (as defined below) in respect of such Fiscal Year.

                  (b) "Applicable Law" shall mean 26 U.S.C. ss. 162(m) and regulations and rulings lawfully promulgated thereunder by an agency of the federal government.

                  (c) "Base Salary" shall mean for any Covered Employee (as defined below) in respect of any Fiscal Year his annual base salary effective on the last day of such Fiscal Year, as determined by the Committee (as defined below) (including, without limitation, pursuant to any written agreement with a Covered Employee) and without regard to any waivers of payment by the Covered Employee.

                  (d) "Board of Directors" shall mean the Board of Directors of the Company.

                  (e) "Bonus Award" shall mean the amount payable to a Covered Employee under the Plan in respect of any Fiscal Year.

                  (f) "Committee" shall mean the Compensation Committee of the Board of Directors.

                  (g) "Covered Employee" shall mean in respect of any Fiscal Year those of the Eligible Personnel(as defined below) as are listed on Exhibit A hereto by the last day of such Fiscal Year, as determined by the Committee.

                  (h) "Eligible Personnel" shall mean in respect of any Fiscal Year, those persons who were among the key personnel of the Company or any of its subsidiaries (other than the Company's executive officers) at any time during the Fiscal Year, as determined by the Committee.

                  (i)   "Executive   Officers   Plan"   shall   mean  the  Elcom
International, Inc. Executive Profit Performance Bonus Plan for Executive Officers, as it may exist from time to time.

                  (j) "Fiscal Year" shall mean any fiscal year of the Company, commencing with the fiscal year which begins on January 1, 1998.

                  (k) "Individual Gross Bonus Percentage" shall mean, with respect to each Fiscal Year, the percentage of the Aggregate Bonus Pool for each respective Covered Employee as set forth on Exhibit A attached hereto, as established by the Committee by the end of such Fiscal Year, subject to Section 7 hereof.

                  (l) "Operating Profit (Loss)" shall mean, for any Fiscal Year, the Operating Profit (Loss) as shown on the Company's financial statement as certified by the Company's independent certified public accountants which shall be net of any charges for amounts earned relative to such Fiscal Year relating to the Plan or the Executive Officers Plan.

                  (m) "Plan" shall mean the Elcom International, Inc. Key Personnel Profit Performance Bonus Plan as set forth in this document and as later amended in accordance with the terms hereof.

                  (n) "Positive Change" shall mean, in respect of any Fiscal Year, the increase (including, for this purpose, the reduction of a loss) in the Operating Profit (Loss) from the prior Fiscal Year.

         SECTION 3.  Administration.

         (a) Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem best.

         (b) Committee Determinations. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Committee pursuant thereto shall be final, conclusive and binding on all persons, including the Covered Employees, the Company, its subsidiaries, and its stockholders.

         SECTION 4.  Determination, etc. of Bonus Awards.

         (a) Determination of Bonus Awards. Subject to the next sentence, the Bonus Award of any Covered Employee for any Fiscal Year shall be the Individual Gross Bonus Percentage of the Aggregate Bonus Pool as set forth for such Covered Employee in the attached Exhibit A. Notwithstanding the preceding sentence:

                  (i) the sum of the Bonus Awards of all Covered Employees for any Fiscal Year shall not exceed the Aggregate Bonus Pool for the Fiscal Year; and

                  (ii) in no event shall a Bonus Award for a particular Covered Employee exceed the lesser of (a) Five Hundred Thousand Dollars ($500,000); or
(b) two (2) times the Covered Employee's Base Salary in respect of such Fiscal Year.

         (b) Announcement of Bonus Awards. No later than ninety (90) days after the close of a Fiscal Year, the Committee shall inform each Covered Employee of his respective Bonus Award for the Fiscal Year.

         (c) Payment of Bonus Awards. Bonus Awards shall be paid in cash to the Covered Employees promptly following the announcement of the Bonus Awards.

         (d) Certification of Bonus Awards. Prior to paying any Bonus Award in respect of any Fiscal Year, the Committee shall certify in writing to the Board of Directors the amount of such Bonus Award and that such Bonus Award was determined in accordance with the terms of the Plan. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification.

         SECTION 5. Effective Date and Condition Precedent. The Plan shall become effective for the Fiscal Year commencing on January 1, 1998; provided, however, that the Plan shall be of no force and effect, and no bonus or other payment shall be made hereunder, unless adoption of the Executive Officers Plan is approved by the Company's stockholders as provided in the Applicable Law at the Company's 1998 annual meeting of stockholders, or any special meeting of stockholders, in either case on or before the date specified in the Applicable Law with respect to stockholder approval of such Plan.

         SECTION 6. Effect of Agreements with Covered Employee. The payment of any Bonus Award to a Covered Employee shall be subject to any limitations that may be set forth in any written agreement between the Company and the Covered Employee including, without limitation, any employment agreement, and this Plan shall not be construed as superseding or modifying the terms of any such agreement.

         SECTION 7. Amendment and Termination of the Plan. This Plan (including Exhibit A hereto) may not be terminated, modified or amended in any way that may have any adverse effect on any Covered Employee without the written consent of any affected Covered Employee until after December 31, 2000; provided that additional Eligible Personnel and their respective percentage(s) may be added to Exhibit A. Thereafter, the Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan; provided, that no such amendment or termination shall adversely affect the rights of any Covered Employee with respect to Bonus Awards in respect of a Fiscal Year which has commenced. The Board of Directors may at any time and from time to time delegate to the Committee any or all of its authority under this Section 7.

         SECTION 8.  General Provisions.

         (a) No Assignment. No portion of any Bonus Award may be assigned or transferred other than by will or by the laws of descent and distribution prior to the payment thereof.

         (b) Tax Requirements. All payments of Bonus Awards shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with the Company's customary procedures.

         (c) No Additional Rights. A Covered Employee shall not have any right to be retained in the employ of the Company or any of its subsidiaries by reason of any provision of the Plan, and the right of the Company or any such subsidiary to dismiss or discharge any such Covered Employee or to terminate any arrangement pursuant to which any such Covered Employee provides services to the Company or a subsidiary specifically is not hereby changed or altered in any respect.

         (d) Liability. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the Company's independent certified public accountants. No member of the Board of Directors or of the Committee shall be, nor shall any officers of the Company or its subsidiaries be, liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.

         (e) Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any subsidiary or affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only to designated individuals, including the Covered Employees.

         IN WITNESS WHEREOF, Elcom International, Inc., by its appropriate officer duly authorized, has executed this document as of the 4th day of September, 1997.

                                           ELCOM INTERNATIONAL, INC.

                                           By:      /s/ William W. Smith
                                                    William W. Smith
                                                    Vice Chairman of the Board

                                   Schedule A




  Name of Covered Employee                 Individual Gross Bonus Percentage
                                                 (of Aggregate Bonus Pool)